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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITOR



  To the Board of Directors and Stockholders of AmerUs Life Holdings, Inc.:


  Ladies and Gentlemen:

          We consent to the use of our report incorporated by reference in this Registration Statement on Form S-8 of AmerUs Life Holdings, Inc.


                                                     /s/ KPMG Peat Marwick LLP
                                                     --------------------------

Des Moines, Iowa
February 11, 1999